UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
 							             USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

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       ANNUAL REPORT
       USAA PRECIOUS METALS AND MINERALS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2014

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER COMMENTARY                                                            2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            15

    Report of Independent Registered Public Accounting Firm                  16

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        20

    Financial Statements                                                     22

    Notes to Financial Statements                                            25

EXPENSE EXAMPLE                                                              42

ADVISORY AGREEMENT(S)                                                        44

TRUSTEES' AND OFFICERS' INFORMATION                                          49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGER COMMENTARY ON THE FUND

DAN DENBOW, CFA                                            [PHOTO OF DAN DENBOW]
USAA ASSET MANAGEMENT COMPANY

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o   HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING
    THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -15.26%, -15.11%, and -15.45%, respectively. This compares to a total return of 20.45% for the S&P 500(R) Index, -22.79% for the NYSE Arca Gold Miners
    (GDM) Index, and -14.14% for the Lipper Precious Metals Equity Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
    PERIOD.

    The price of gold began the period at $1,387.92 per ounce and ended at $1,249.73 per ounce, for a decline of 10% during the reporting period. For much of the period, financial markets and commodity prices moved largely in reaction to changing expectations with respect to U.S. Federal

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA PRECIOUS METALS AND MINERALS FUND

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    Reserve (the Fed) policy. In particular, markets closely scrutinized the
    Fed's messaging with respect to the timing of the inevitable reduction in bond purchases under its quantitative easing program. Gold investors were especially concerned that a relatively abrupt removal of the Fed's support for the bond market would carry the potential for a rapid rise in U.S. interest rates and, correspondingly, a stronger dollar.

    Early in the period, gold prices dipped in response to the Fed's indications that a tapering (or reduction) in its bond purchases would occur sooner rather than later. In June of 2013, gold hit a low of $1,200.65 an ounce. As the period progressed, markets became more comfortable with the likely extent and timing of the Fed's withdrawal of support. In addition, a downward revision in growth estimates along with the U.S. budget standoff removed much of the rationale for any sharp reversal in monetary policy. Against this backdrop, gold rallied, reaching a high in August of $1,417.51 per ounce. However, gold would drift downward as markets again began to reposition for an eventual reduction in support for ultra-low interest rates, bottoming in December at $1,188.68 per ounce.

    In March of this year, gold rose on geopolitical fears stemming from tensions between Russia and Ukraine, reaching a high of $1,383.05 per ounce. Sentiment with respect to the metal also benefited from a weak winter data flow, which added to the comfort level with the likely pace of Fed policy adjustments. Late in the period, as developments with respect to Ukraine stabilized and geopolitical fears subsided, gold would retrace its recent gains to close the period at $1,249.73 per ounce.

    Gold stock price movements have historically been leveraged to movements in the price of gold by a ratio of between 2:1 and 3:1. For the reporting period, gold stocks overall exhibited their traditional relationship to moves in the price of gold, underperforming the metal by a wide margin. Shares of senior producers with the financial wherewithal to withstand a dip in gold prices held up better than shares of junior miners.

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                                             MANAGER COMMENTARY ON THE FUND |  3

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o   PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE
    REPORTING PERIOD.

    At the end of May 2014, the Fund held the majority of assets in gold stocks. Gold stocks suffered more or less EN MASSE from the downturn in gold prices over the period, which significantly affected the Fund's performance. In terms of specific company weightings that helped performance on a relative basis, our exposure to Tahoe Resources, Inc. (Tahoe) was a positive contributor. We had purchased the stock on price weakness driven by concerns over permitting and country risk in Guatemala. These concerns appear to have been overblown and Tahoe has begun to deliver strong free cash flow following its Escobal mining project reaching full production. Another relative standout was Semafo, Inc. (Semafo), a Canadian-based mining company with gold production and exploration activities in West Africa. Semafo shares benefited on the strength of a new discovery near its current operations in Burkina Faso. Oceanagold Corp. shares also outperformed as their project in the Philippines exceeded expectations. Finally, Osisko Mining Corp. shares rose as the company agreed to be acquired by a partnership between two larger mining companies, Yamana Gold, Inc., and Agnico-Eagle Mines Ltd.

    On the downside, a number of miners with higher cost operations whose results are more sensitive to the price of gold saw their shares suffer disproportionately, especially where there was a failure to meet expected delivery levels. Alamos Gold, Inc. shares dipped as the market was caught off-guard by a temporary shortfall in production as the company transitioned operations to a new section of its principal producing mine. In addition, political turmoil in Turkey delayed the permitting process for the company's new growth assets. St. Barbara Ltd. shares have been impacted by poor performance from two new assets acquired last year. This has been further complicated by flooding in the Solomon Islands, which halted operations in one of the recently acquired mines. We are monitoring the level of cooperation between the company and the local government with respect to a return to mining operations. Operating results for Perseus Mining Ltd. were hurt by a fire in its processing

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4  | USAA PRECIOUS METALS AND MINERALS FUND

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    facility; we expect the setback will be rectified in the near term and that the stock will recover in due course. Finally, Kirkland Lake Gold, Inc. experienced slower-than-expected delivery from its underground assets.
    We have trimmed our holdings of the stock pending evidence that the company can return operations to expected levels.

    In addition to gold, the Fund will typically have modest exposure to silver and platinum stocks. During the period, silver prices fell 15.46%, underperforming gold in keeping with silver's historical leverage to gold prices. We have been adding to our silver exposure as recent weakness has improved relative valuations for silver miners. Platinum prices were essentially flat for the period. The challenging labor issues in South Africa have led to concerns about production levels, as the region is responsible for the majority of the world's platinum supply. We have reduced our exposure to platinum mining stocks due to the impact the labor disruptions in South Africa could have on production costs going forward. At the end of the period, we held a very small percentage of assets in platinum miners.

o   WHAT IS YOUR OUTLOOK FOR GOLD AND GOLD STOCKS?

    Supply and demand for gold appear to be well-balanced at current price levels. For the time being, the price of gold appears be trading within a range as investors await clarity on the outlook for Fed policy along with U.S. inflation and interest rates. To the extent U.S. rates are allowed to rise, we believe that investors may expect the dollar to strengthen. A strong dollar has traditionally been a head wind for gold, and some of this dynamic is likely already reflected in current gold prices. A lack of inflationary pressures globally has also made it difficult for gold prices to gain momentum. While this does not appear to be an imminent scenario, any scare with respect to incoming inflation data could push gold out of its current range-bound state. Geopolitical tensions leading to a flight-to-safety trade also hold the potential to boost the value of gold in the eyes of investors. One ongoing supportive trend we are currently seeing is significant retail demand for gold in emerging markets, most notably China and India.

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                                             MANAGER COMMENTARY ON THE FUND |  5

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    Over the longer term, we continue to see a strong case for rising gold valuations. Specifically, most global economies remain in a battle to generate growth and combat underutilization. This competition among nations defending their exports is driving a widespread debasement in fiat currencies which carries the potential for a significant increase in inflation over time.

    Finally, it is critical to reinforce that the primary purpose of seeking exposure to gold and other metals should be to diversify your portfolio. This is why we do not attempt to time the market, but instead seek to remain fully invested at all times in what we believe are the best mining stocks, those that are the most attractively valued in relation to the underlying company's operating risk. It has been a very difficult period for gold mining companies, whose share prices typically exceed moves in the metal by a wide margin - both on the downside and upside. However, we have seen management teams taking strong measures to realize cost savings in response to the drop in gold prices. These steps have already resulted in improved earnings and cash flow. We believe a number of companies are positioned to grow profits if gold price levels simply remain near current levels, and this growth in profits will be magnified if gold prices rise as the result of an uptick in inflation fears or a geopolitical development that stresses the financial markets.

    Thank you for your continued confidence and investment in the Fund.

    Diversification does not guarantee a profit or prevent a loss. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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6  | USAA PRECIOUS METALS AND MINERALS FUND

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INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)


<CAPTION
--------------------------------------------------------------------------------
                                        5/31/14                  5/31/13
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Net Assets                           $710.5 Million           $841.8 Million
Net Asset Value Per Share               $14.12                    $16.69


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                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
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     1 YEAR                          5 YEARS                       10 YEARS

     -15.26%                         -9.33%                         5.70%


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                          EXPENSE RATIO AS OF 5/31/13*
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                                      1.18%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                     USAA PRECIOUS          LIPPER PRECIOUS        NYSE ARCA GOLD
                 S&P 500          METALS AND MINERALS        METALS EQUITY          MINERS (GDM)
                  INDEX               FUND SHARES             FUNDS INDEX              INDEX
05/31/04       $10,000.00             $10,000.00               $10,000.00            $10,000.00
06/30/04        10,194.45               9,690.08                 9,691.09              9,644.20
07/31/04         9,857.04               9,359.50                 9,515.71              9,488.23
08/31/04         9,896.92               9,938.02                10,137.64             10,283.29
09/30/04        10,004.10              10,633.61                11,080.24             11,329.48
10/31/04        10,156.94              10,874.66                11,299.72             11,490.68
11/30/04        10,567.91              11,336.09                11,910.42             11,838.25
12/31/04        10,927.52              10,664.36                11,256.60             10,913.20
01/31/05        10,661.16              10,080.01                10,667.10             10,148.07
02/28/05        10,885.51              10,768.71                11,497.45             10,940.12
03/31/05        10,692.75              10,281.75                10,893.75             10,338.40
04/30/05        10,489.96               9,321.75                 9,854.75              9,214.41
05/31/05        10,823.73               9,460.88                 9,993.68              9,504.18
06/30/05        10,839.10              10,427.84                10,829.85             10,322.89
07/31/05        11,242.19              10,330.45                10,833.45             10,070.66
08/31/05        11,139.61              10,963.49                11,335.28             10,564.16
09/30/05        11,229.84              12,626.11                13,139.33             12,371.49
10/31/05        11,042.63              11,777.41                12,288.07             11,438.54
11/30/05        11,460.28              13,043.50                13,537.03             12,544.50
12/31/05        11,464.21              14,850.41                15,019.36             14,142.82
01/31/06        11,767.82              17,255.37                17,842.97             17,026.65
02/28/06        11,799.75              16,435.02                16,671.88             15,366.26
03/31/06        11,946.63              18,300.08                18,321.84             16,739.46
04/30/06        12,107.04              20,578.83                20,536.03             18,847.41
05/31/06        11,758.59              18,769.86                18,762.83             16,752.15
06/30/06        11,774.53              18,959.17                18,651.00             16,761.88
07/31/06        11,847.16              19,001.24                18,659.71             16,781.91
08/31/06        12,129.04              19,961.82                19,289.46             17,580.39
09/30/06        12,441.61              18,054.68                17,546.46             15,474.26
10/31/06        12,847.03              19,456.99                18,855.83             16,480.40
11/30/06        13,091.33              21,721.71                20,710.25             18,188.96
12/31/06        13,274.97              21,264.95                20,265.86             17,387.13
01/31/07        13,475.73              21,441.00                20,138.39             17,249.69
02/28/07        13,212.16              21,877.33                20,533.07             17,446.01
03/31/07        13,359.94              21,946.22                20,731.24             17,223.34
04/30/07        13,951.72              21,953.87                21,113.10             17,317.97
05/31/07        14,438.57              22,091.66                21,220.49             17,122.98
06/30/07        14,198.69              21,731.89                20,933.31             16,565.99
07/31/07        13,758.47              22,106.97                21,466.15             17,515.69
08/31/07        13,964.71              21,280.25                20,238.56             16,422.88
09/30/07        14,486.97              25,742.98                24,508.52             19,741.81
10/31/07        14,717.41              29,371.34                27,564.90             22,098.47
11/30/07        14,102.13              26,301.78                24,878.04             20,271.95
12/31/07        14,004.29              27,150.57                25,229.38             20,442.60
01/31/08        13,164.29              29,546.69                26,965.28             22,333.07
02/29/08        12,736.64              32,118.15                29,273.82             23,646.14
03/31/08        12,681.64              29,463.21                26,646.96             21,322.55
04/30/08        13,299.28              27,576.36                25,159.46             19,434.74
05/31/08        13,471.54              29,655.23                26,857.45             20,587.12
06/30/08        12,335.84              30,748.93                27,331.14             21,591.57
07/31/08        12,232.14              27,384.33                24,057.73             19,421.83
08/31/08        12,409.08              24,261.85                21,269.96             16,777.16
09/30/08        11,303.34              21,414.88                18,646.05             15,068.41
10/31/08         9,404.97              12,690.30                11,552.24              9,310.92
11/30/08         8,730.12              15,670.85                13,592.07             11,883.80
12/31/08         8,823.01              20,478.13                17,007.18             15,052.73
01/31/09         8,079.35              20,266.32                17,045.45             15,231.09
02/28/09         7,219.08              20,391.48                16,996.64             14,862.50
03/31/09         7,851.43              23,135.38                19,060.13             16,541.30
04/30/09         8,602.89              21,537.18                17,961.74             14,729.70
05/31/09         9,084.07              28,392.11                23,332.25             19,799.88
06/30/09         9,102.09              24,666.18                20,713.23             16,932.86
07/31/09         9,790.55              26,514.70                22,144.39             17,822.99
08/31/09        10,144.03              26,707.26                22,341.99             17,698.65
09/30/09        10,522.56              30,105.84                25,116.33             20,281.06
10/31/09        10,327.08              29,066.05                24,300.15             19,032.06
11/30/09        10,946.53              34,650.12                28,799.38             22,878.45
12/31/09        11,157.97              33,258.33                27,195.08             20,767.98
01/31/10        10,756.58              29,942.28                24,617.16             18,322.97
02/28/10        11,089.78              32,035.59                26,336.53             19,782.32
03/31/10        11,759.00              32,925.74                27,428.89             19,965.58
04/30/10        11,944.64              37,053.69                30,388.44             22,812.88
05/31/10        10,990.85              36,065.72                29,362.19             22,418.62
06/30/10        10,415.50              36,867.83                30,098.68             23,466.16
07/31/10        11,145.25              35,742.92                29,468.24             21,809.19
08/31/10        10,642.10              39,362.21                32,235.26             24,198.32
09/30/10        11,591.85              42,277.20                34,816.07             25,323.35
10/31/10        12,032.91              42,707.61                36,163.14             25,875.62
11/30/10        12,034.46              44,331.39                37,510.96             26,915.93
12/31/10        12,838.74              46,536.69                39,463.85             27,984.89
01/31/11        13,143.03              40,601.61                35,071.55             24,571.86
02/28/11        13,593.30              43,965.18                38,325.93             27,270.66
03/31/11        13,598.71              44,410.04                38,711.16             27,434.91
04/30/11        14,001.44              46,992.40                40,414.61             28,384.02
05/31/11        13,842.95              43,997.73                38,042.36             26,517.09
06/30/11        13,612.20              42,348.50                36,067.27             24,948.92
07/31/11        13,335.40              44,344.94                37,844.25             25,996.80
08/31/11        12,611.00              47,947.22                40,142.12             28,691.08
09/30/11        11,724.46              41,339.42                33,752.38             25,213.15
10/31/11        13,005.86              43,596.27                36,522.02             26,902.63
11/30/11        12,977.12              43,672.23                36,686.72             27,622.09
12/31/11        13,109.86              37,454.31                31,847.60             23,654.73
01/31/12        13,697.38              41,726.16                35,613.40             25,953.97
02/29/12        14,289.69              40,624.92                35,003.75             25,461.83
03/31/12        14,759.95              36,583.00                31,264.90             22,800.30
04/30/12        14,667.30              34,816.17                29,697.92             21,339.56
05/31/12        13,785.79              31,222.01                26,640.71             20,164.52
06/30/12        14,353.79              31,754.48                27,071.22             20,648.54
07/31/12        14,553.15              30,653.24                26,577.05             19,771.83
08/31/12        14,880.93              33,823.84                29,179.55             22,133.00
09/30/12        15,265.48              38,458.74                32,891.04             24,791.50
10/31/12        14,983.61              37,575.33                32,142.18             24,435.40
11/30/12        15,070.53              33,920.66                29,438.90             21,993.35
12/31/12        15,207.90              33,011.80                28,695.43             21,652.23
01/31/13        15,995.59              30,108.04                26,591.14             19,436.78
02/28/13        16,212.73              26,675.21                23,802.96             17,502.29
03/31/13        16,820.76              26,933.59                23,765.48             17,736.18
04/30/13        17,144.84              21,901.23                19,755.21             14,213.59
05/31/13        17,545.89              20,535.48                18,968.60             13,842.52
06/30/13        17,310.27              17,102.65                15,723.85             11,481.68
07/31/13        18,191.09              19,268.16                17,479.08             12,653.13
08/31/13        17,664.24              20,879.99                18,792.12             13,196.34
09/30/13        18,218.18              18,960.56                17,252.42             11,786.97
10/31/13        19,055.63              19,009.78                17,264.35             11,816.72
11/30/13        19,636.33              16,745.83                15,382.33             10,450.71
12/31/13        20,133.45              16,071.34                14,966.84             10,045.60
01/31/14        19,437.35              17,661.22                16,338.93             11,129.88
02/28/14        20,326.49              20,027.56                18,229.72             12,295.59
03/31/14        20,497.35              18,363.73                16,804.81             11,236.03
04/30/14        20,648.87              18,881.36                17,251.12             11,497.74
05/31/14        21,133.58              17,402.40                16,287.34             10,691.97

                                   [END CHART]

                         Data from 5/31/04 to 5/31/14.

                         See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)


--------------------------------------------------------------------------------
                                    5/31/14                        5/31/13
--------------------------------------------------------------------------------

Net Assets                       $183.8 Million                $317.8 Million
Net Asset Value Per Share            $14.17                         $16.77


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                SINCE INCEPTION 8/01/08

   -15.11%                        -9.11%                         -6.69%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/13*
--------------------------------------------------------------------------------

                                      0.99%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       LIPPER PRECIOUS      USAA PRECIOUS METALS      NYSE ARCA GOLD
                      S&P 500           METALS EQUITY        AND MINERALS FUND         MINERS (GDM)
                       INDEX             FUNDS INDEX        INSTITUTIONAL SHARES          INDEX
07/31/08            $10,000.00            $10,000.00             $10,000.00             $10,000.00
08/31/08             10,144.65              8,841.22               9,184.58               8,638.30
09/30/08              9,240.68              7,750.54               8,106.83               7,758.49
10/31/08              7,688.73              4,801.88               4,804.05               4,794.05
11/30/08              7,137.03              5,649.77               5,932.36               6,118.79
12/31/08              7,212.97              7,069.32               7,755.85               7,750.42
01/31/09              6,605.01              7,085.23               7,675.67               7,842.25
02/28/09              5,901.73              7,064.94               7,726.70               7,652.47
03/31/09              6,418.69              7,922.66               8,769.07               8,516.86
04/30/09              7,033.02              7,466.10               8,167.70               7,584.09
05/31/09              7,426.40              9,698.44              10,766.35              10,194.65
06/30/09              7,441.13              8,609.80               9,359.51               8,718.47
07/31/09              8,003.95              9,204.69              10,062.93               9,176.78
08/31/09              8,292.93              9,286.83              10,135.82               9,112.76
09/30/09              8,602.38             10,440.02              11,429.68              10,442.41
10/31/09              8,442.58             10,100.77              11,036.06               9,799.31
11/30/09              8,948.99             11,970.94              13,160.90              11,779.76
12/31/09              9,121.85             11,304.09              12,631.28              10,693.11
01/31/10              8,793.70             10,232.54              11,376.32               9,434.21
02/28/10              9,066.10             10,947.22              12,174.60              10,185.61
03/31/10              9,613.20             11,401.28              12,516.19              10,279.97
04/30/10              9,764.97             12,631.46              14,090.45              11,746.00
05/31/10              8,985.23             12,204.89              13,719.16              11,543.00
06/30/10              8,514.87             12,511.02              14,027.34              12,082.36
07/31/10              9,111.44             12,248.97              13,604.06              11,229.21
08/31/10              8,700.12             13,399.13              14,981.55              12,459.34
09/30/10              9,476.55             14,471.88              16,095.42              13,038.60
10/31/10              9,837.13             15,031.81              16,262.50              13,322.96
11/30/10              9,838.39             15,592.06              16,886.27              13,858.59
12/31/10             10,495.91             16,403.81              17,730.32              14,408.99
01/31/11             10,744.67             14,578.08              15,469.16              12,651.67
02/28/11             11,112.78             15,930.81              16,756.54              14,041.24
03/31/11             11,117.20             16,090.94              16,929.84              14,125.81
04/30/11             11,446.44             16,799.01              17,916.00              14,614.49
05/31/11             11,316.87             15,812.95              16,781.30              13,653.24
06/30/11             11,128.23             14,991.97              16,154.11              12,845.81
07/31/11             10,901.94             15,730.60              16,921.59              13,385.35
08/31/11             10,309.72             16,685.74              18,299.74              14,772.59
09/30/11              9,584.96             14,029.74              15,778.63              12,981.86
10/31/11             10,632.53             15,180.99              16,641.00              13,851.75
11/30/11             10,609.03             15,249.45              16,674.03              14,222.19
12/31/11             10,717.55             13,237.99              14,299.71              12,179.45
01/31/12             11,197.87             14,803.31              15,932.65              13,363.30
02/29/12             11,682.08             14,549.90              15,517.49              13,109.90
03/31/12             12,066.53             12,995.78              13,976.81              11,739.52
04/30/12             11,990.79             12,344.44              13,303.34              10,987.41
05/31/12             11,270.14             11,073.66              11,933.34              10,382.40
06/30/12             11,734.49             11,252.61              12,136.30              10,631.62
07/31/12             11,897.47             11,047.20              11,721.15              10,180.21
08/31/12             12,165.44             12,128.97              12,934.32              11,395.94
09/30/12             12,479.81             13,671.71              14,710.25              12,764.76
10/31/12             12,249.38             13,360.44              14,373.52              12,581.41
11/30/12             12,320.44             12,236.78              12,975.83              11,324.04
12/31/12             12,432.74             11,927.74              12,634.00              11,148.40
01/31/13             13,076.69             11,053.06              11,517.85              10,007.70
02/28/13             13,254.21              9,894.10              10,209.43               9,011.66
03/31/13             13,751.28              9,878.52              10,307.92               9,132.08
04/30/13             14,016.22              8,211.59               8,385.15               7,318.36
05/31/13             14,344.09              7,884.62               7,864.60               7,127.30
06/30/13             14,151.46              6,535.88               6,551.49               5,911.74
07/31/13             14,871.55              7,265.47               7,376.87               6,514.90
08/31/13             14,440.85              7,811.26               7,995.91               6,794.59
09/30/13             14,893.70              7,171.26               7,264.32               6,068.93
10/31/13             15,578.33              7,176.22               7,283.08               6,084.25
11/30/13             16,053.07              6,393.92               6,420.17               5,380.91
12/31/13             16,459.47              6,221.22               6,162.72               5,172.32
01/31/14             15,890.40              6,791.55               6,775.22               5,730.60
02/28/14             16,617.28              7,577.49               7,679.84               6,330.81
03/31/14             16,756.96              6,985.20               7,043.78               5,785.26
04/30/14             16,880.83              7,170.72               7,241.67               5,920.01
05/31/14             17,277.09              6,770.11               6,676.28               5,505.13

                                   [END CHART]

                         Data from 7/31/08 to 5/31/14.*

                         See page 9 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                        5/31/14                 5/31/13
--------------------------------------------------------------------------------
Net Assets                           $15.7 Million          $11.1 Million
Net Asset Value Per Share                $14.01                $16.57

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
   1 YEAR                                             SINCE INCEPTION 8/01/10
  -15.45%                                                      -17.31%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/13*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT    1.49%      AFTER REIMBURSEMENT       1.45%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.45% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    LIPPER PRECIOUS     NYSE ARCA GOLD     USAA PRECIOUS METALS
                     S&P 500         METALS EQUITY       MINERS (GDM)        AND MINERALS FUND
                      INDEX           FUNDS INDEX           INDEX              ADVISER SHARES
07/31/10           $10,000.00         $10,000.00          $10,000.00             $10,000.00
08/31/10             9,548.56          10,938.98           11,095.47              11,030.98
09/30/10            10,400.72          11,814.77           11,611.32              11,845.35
10/31/10            10,796.45          12,271.90           11,864.55              11,963.26
11/30/10            10,797.84          12,729.28           12,341.55              12,415.68
12/31/10            11,519.47          13,391.99           12,831.70              13,028.41
01/31/11            11,792.50          11,901.47           11,266.75              11,366.05
02/28/11            12,196.50          13,005.84           12,504.21              12,302.07
03/31/11            12,201.36          13,136.57           12,579.52              12,423.64
04/30/11            12,562.70          13,714.63           13,014.71              13,143.89
05/31/11            12,420.50          12,909.61           12,158.68              12,302.07
06/30/11            12,213.46          12,239.37           11,439.64              11,837.10
07/31/11            11,965.10          12,842.39           11,920.11              12,393.25
08/31/11            11,315.13          13,622.16           13,155.50              13,396.13
09/30/11            10,519.69          11,453.82           11,560.79              11,548.39
10/31/11            11,669.42          12,393.69           12,335.46              12,177.47
11/30/11            11,643.64          12,449.58           12,665.35              12,192.65
12/31/11            11,762.74          10,807.43           10,846.22              10,451.18
01/31/12            12,289.89          12,085.35           11,900.47              11,640.67
02/29/12            12,821.33          11,878.47           11,674.82              11,332.28
03/31/12            13,243.27          10,609.69           10,454.45              10,200.41
04/30/12            13,160.15          10,077.94            9,784.66               9,705.64
05/31/12            12,369.21           9,040.48            9,245.88               8,702.54
06/30/12            12,878.85           9,186.57            9,467.82               8,848.26
07/31/12            13,057.72           9,018.88            9,065.83               8,539.88
08/31/12            13,351.82           9,902.03           10,148.47               9,420.98
09/30/12            13,696.85          11,161.52           11,367.46              10,708.73
10/31/12            13,443.95          10,907.40           11,204.18              10,461.35
11/30/12            13,521.94           9,990.04           10,084.44               9,441.30
12/31/12            13,645.19           9,737.75            9,928.03               9,190.19
01/31/13            14,351.94           9,023.66            8,912.20               8,376.96
02/28/13            14,546.77           8,077.50            8,025.19               7,422.45
03/31/13            15,092.32           8,064.78            8,132.43               7,487.92
04/30/13            15,383.10           6,703.90            6,517.25               6,092.33
05/31/13            15,742.94           6,436.96            6,347.10               5,709.84
06/30/13            15,531.53           5,335.87            5,264.61               4,755.33
07/31/13            16,321.84           5,931.50            5,801.74               5,354.91
08/31/13            15,849.13           6,377.08            6,050.82               5,799.43
09/30/13            16,346.15           5,854.58            5,404.59               5,265.32
10/31/13            17,097.55           5,858.63            5,418.23               5,279.10
11/30/13            17,618.58           5,219.97            4,791.88               4,651.95
12/31/13            18,064.61           5,078.97            4,606.13               4,462.52
01/31/14            17,440.04           5,544.59            5,103.30               4,903.60
02/28/14            18,237.82           6,186.23            5,637.80               5,561.78
03/31/14            18,391.12           5,702.69            5,151.97               5,100.02
04/30/14            18,527.07           5,854.14            5,271.97               5,241.31
05/31/14            18,961.97           5,527.08            4,902.51               4,827.79

                                   [END CHART]

                         Data from 7/31/10 to 5/31/14.*

                         See page 9 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                           o TOP 10 EQUITY HOLDINGS o
                                  AS OF 5/31/14
                                (% of Net Assets)

Goldcorp, Inc. ...........................................................  6.2%
Randgold Resources Ltd. ADR ..............................................  5.7%
Tahoe Resources, Inc. ....................................................  5.2%
Royal Gold, Inc. .........................................................  4.9%
Eldorado Gold Corp. ......................................................  4.6%
Newmont Mining Corp. .....................................................  3.9%
Newcrest Mining Ltd. .....................................................  3.8%
Pan American Silver Corp. ................................................  3.7%
Alamos Gold, Inc. ........................................................  3.6%
Compania de Minas Buenaventura S.A. ADR ..................................  3.4%

                         o ASSET ALLOCATION - 5/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       80.1%
SILVER                                                                     13.9%
MONEY MARKET INSTRUMENTS                                                    4.0%
PLATINUM GROUP METALS                                                       1.8%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-19.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

                                DIVIDEND RECEIVED
                              DEDUCTION (CORPORATE
                                SHAREHOLDERS)(1)
                             ----------------------
                                     13.28%
                             ----------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Precious Metals and Minerals Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2014

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (95.8%)

             COMMON STOCKS (95.8%)

             GOLD (80.1%)

             AFRICAN GOLD COMPANIES (5.7%)
 1,679,800   AngloGold Ashanti Ltd. ADR*                                                           $ 26,524
 4,080,000   Gold Fields Ltd. ADR                                                                    14,443
 6,500,000   Great Basin Gold Ltd., acquired 03/30/2012; cost $4,455*(a),(b),(c)                          -
18,400,000   Great Basin Gold Ltd.*(b)                                                                    -
 4,300,000   Harmony Gold Mining Co. Ltd. ADR*                                                       11,395
                                                                                                   --------
                                                                                                     52,362
                                                                                                   --------
             AUSTRALIAN GOLD COMPANIES (7.8%)
 7,063,636   Kingsgate Consolidated Ltd.*                                                             4,865
 3,800,000   Newcrest Mining Ltd.*                                                                   34,445
 9,850,200   Oceanagold Corp.*                                                                       23,256
20,312,900   Perseus Mining Ltd.*                                                                     5,995
15,971,414   St. Barbara Ltd.*                                                                        2,081
                                                                                                   --------
                                                                                                     70,642
                                                                                                   --------
             EUROPEAN GOLD COMPANIES (7.8%)
18,801,000   Centamin plc*                                                                           18,900
   705,000   Randgold Resources Ltd. ADR                                                             52,120
                                                                                                   --------
                                                                                                     71,020
                                                                                                   --------
             NORTH AMERICAN GOLD COMPANIES (55.4%)
 1,000,000   Agnico-Eagle Mines Ltd.                                                                 30,240
 6,966,500   Alacer Gold Corp.                                                                       15,227
 3,950,000   Alamos Gold, Inc.                                                                       32,531
 1,200,000   Allied Nevada Gold Corp.*                                                                3,312
   750,000   American Bonanza Gold Corp., acquired 10/07/2003; cost $632*(a),(c)                         10
 6,800,000   AuRico Gold, Inc.                                                                       23,596
   240,000   Axmin, Inc., acquired 12/06/2006-06/03/2008; cost $1,806*(a)                                 7
 6,900,000   B2Gold Corp.*                                                                           16,736
 1,460,000   Barrick Gold Corp.                                                                      23,521
 4,750,000   Centerra Gold, Inc.                                                                     20,195
   242,800   Detour Gold Corp.*                                                                       2,327
 5,539,800   Dundee Precious Metals, Inc.*                                                           18,342

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
 7,218,100   Eldorado Gold Corp.                                                                   $ 41,504
 2,400,000   Goldcorp, Inc.                                                                          56,088
 5,700,000   IAMGOLD Corp.                                                                           17,385
 5,600,000   Kinross Gold Corp.*                                                                     21,168
 1,985,000   Kirkland Lake Gold, Inc.*                                                                4,888
 1,872,100   Nautilus Minerals, Inc., acquired 02/02/2007-03/11/2009; cost $3,817*(a),(c)               950
 3,769,580   New Gold, Inc.*                                                                         19,903
 1,550,000   Newmont Mining Corp.                                                                    35,479
   375,000   Northern Star Mining Corp., acquired 05/05/2006; cost $373*(a),(b)                           -
 2,563,600   Primero Mining Corp.*                                                                   16,266
   715,000   Royal Gold, Inc.                                                                        44,845
 5,910,500   San Gold Corp.*                                                                            654
 7,968,700   Semafo, Inc.                                                                            26,237
 3,399,900   Torex Gold Resources, Inc.*                                                              3,825
 3,976,400   Yamana Gold, Inc.                                                                       29,266
                                                                                                   --------
                                                                                                    504,502
                                                                                                   --------
             SOUTH AMERICAN GOLD COMPANIES (3.4%)
 2,900,000   Compania de Minas Buenaventura S.A. ADR                                                 31,001
                                                                                                   --------
             Total Gold (cost: $1,283,077)                                                          729,527
                                                                                                   --------

             PLATINUM GROUP METALS (1.8%)
 1,550,000   Impala Platinum Holdings Ltd. (cost $14,940)                                            16,221
                                                                                                   --------

             SILVER (13.9%)
 1,066,457   Fresnillo plc                                                                           14,408
 2,700,000   Pan American Silver Corp.                                                               33,399
 1,500,000   Silver Wheaton Corp.                                                                    30,810
 2,291,000   Tahoe Resources, Inc.*                                                                  47,519
                                                                                                   --------
             Total Silver (cost: $139,221)                                                          126,136
                                                                                                   --------
             Total Common Stocks (cost: $1,437,238)                                                 871,884
                                                                                                   --------
             WARRANTS (0.0%)

             GOLD (0.0%)

             NORTH AMERICAN GOLD COMPANIES (0.0%)
   385,000   Kinross Gold Corp.* (cost: $1,832)                                                           3
                                                                                                   --------
             SILVER (0.0%)
    91,530   Pan American Silver Corp., acquired 12/23/2009; cost $553*(a),(b),(c)                        1
                                                                                                   --------
             Total Warrants (cost: $2,385)                                                                4
                                                                                                   --------
             Total Equity Securities (cost: $1,439,623)                                             871,888
                                                                                                   --------

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES    SECURITY                                                                                 (000)
-----------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (4.0%)

             MONEY MARKET FUNDS (4.0%)
36,464,420   State Street Institutional Liquid Reserve Fund, 0.07%(d)                              $ 36,465
                                                                                                   --------
             Total Money Market Instruments (cost: $36,465)                                          36,465
                                                                                                   --------

             TOTAL INVESTMENTS (COST: $1,476,088)                                                  $908,353
                                                                                                   ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS           INPUTS        TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $871,884                   $-               $-     $871,884
  Warrants                                        3                    1                -            4
Money Market Instruments:
  Money Market Funds                         36,465                    -                -       36,465
------------------------------------------------------------------------------------------------------
Total                                      $908,352                   $1               $-     $908,353
------------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, common stocks with a fair value of $93,514,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 79.7% of net assets at May 31, 2014.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a)  Security deemed illiquid by USAA Asset Management Company
         (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2014, was $968,000, which represented 0.1% of the Fund's net assets.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    (b) Security was fair valued at May 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,000, which represented less than 0.1% of net assets of the Fund.

    (c) Restricted security that is not registered under the Securities Act of 1933.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,476,088)             $  908,353
   Cash                                                                                83
   Cash denominated in foreign currencies (identified cost of $2,797)               2,846
   Receivables:
      Capital shares sold                                                             754
      Dividends and interest                                                        1,036
   Unrealized appreciation on foreign currency contracts held, at value                 2
                                                                                ---------
         Total assets                                                             913,074
                                                                                ---------
LIABILITIES
   Payables:
      Securities purchased                                                            326
      Capital shares redeemed                                                       1,988
   Accrued management fees                                                            554
   Accrued transfer agent's fees                                                       72
   Other accrued expenses and payables                                                152
                                                                               ----------
         Total liabilities                                                          3,092
                                                                               ----------
            Net assets applicable to capital shares outstanding                $  909,982
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,685,523
   Accumulated undistributed net investment loss                                  (36,776)
   Accumulated net realized loss on investments                                  (171,081)
   Net unrealized depreciation of investments                                    (567,735)
   Net unrealized appreciation of foreign currency translations                        51
                                                                               ----------
            Net assets applicable to capital shares outstanding                $  909,982
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $710,487/50,328 shares outstanding)           $    14.12
                                                                               ==========
      Institutional Shares (net assets of $183,768/12,965 shares outstanding)  $    14.17
                                                                               ==========
      Adviser Shares (net assets of $15,727/1,122 shares outstanding)          $    14.01
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,514)                $  11,288
   Interest                                                                  19
                                                                      ---------
         Total income                                                    11,307
                                                                      ---------
EXPENSES
   Management fees                                                        6,939
   Administration and servicing fees:
      Fund Shares                                                         1,143
      Institutional Shares                                                  245
      Adviser Shares                                                         20
   Transfer agent's fees:
      Fund Shares                                                         2,688
      Institutional Shares                                                  245
      Adviser Shares                                                          3
   Distribution and service fees (Note 6E):
      Adviser Shares                                                         33
   Custody and accounting fees:
      Fund Shares                                                           167
      Institutional Shares                                                   52
      Adviser Shares                                                          3
   Postage:
      Fund Shares                                                            94
      Institutional Shares                                                   29
      Adviser Shares                                                          7
   Shareholder reporting fees:
      Fund Shares                                                            46
      Institutional Shares                                                   18
      Adviser Shares                                                          5
   Trustees' fees                                                            16
   Registration fees:
      Fund Shares                                                            33
      Institutional Shares                                                   22
      Adviser Shares                                                         17
   Professional fees                                                        192
   Other                                                                     27
                                                                      ---------
         Total expenses                                                  12,044
                                                                      ---------
NET INVESTMENT LOSS                                                        (737)
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                       (95,273)
      Foreign currency transactions                                           9
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (73,680)
      Foreign currency translations                                          52
                                                                      ---------
         Net realized and unrealized loss                              (168,892)
                                                                      ---------
   Decrease in net assets resulting from operations                   $(169,629)
                                                                      =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------
                                                                         2014             2013
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                    $     (737)       $     682
   Net realized loss on investments                                   (95,273)         (15,904)
   Net realized gain (loss) on foreign currency transactions                9             (293)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                     (73,680)        (565,204)
      Foreign currency translations                                        52              178
                                                                   ---------------------------
      Decrease in net assets resulting from operations               (169,629)        (580,541)
                                                                   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                      (1,084)               -
      Institutional Shares                                             (1,016)               -
                                                                   ---------------------------
         Total distributions of net investment income                  (2,100)               -
                                                                   ---------------------------
   Net realized gains:
      Fund Shares                                                           -          (22,677)
      Institutional Shares                                                  -           (6,531)
      Adviser Shares                                                        -             (252)
                                                                   ---------------------------
         Total distributions of net realized gains                          -          (29,460)
                                                                   ---------------------------
      Distributions to shareholders                                    (2,100)         (29,460)
                                                                   ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          1,865         (323,999)
   Institutional Shares                                               (97,759)         363,921
   Adviser Shares                                                       6,894            5,162
                                                                   ---------------------------
      Total net increase (decrease) in net assets
         from capital share transactions                              (89,000)          45,084
                                                                   ---------------------------
   Capital contribution from USAA Transfer Agency Company:
      Fund Shares                                                           -                3
                                                                   ---------------------------
   Net decrease in net assets                                        (260,729)        (564,914)
NET ASSETS
   Beginning of year                                                1,170,711        1,735,625
                                                                   ---------------------------
   End of year                                                     $  909,982       $1,170,711
                                                                   ===========================
Accumulated undistributed net investment loss:
   End of year                                                     $  (36,776)      $  (81,509)
                                                                   ===========================

See accompanying notes to financial statements.

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer or a limited number of issuers. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Board. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

      be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities included certain warrants valued using market inputs and other factors deemed by the Manager to appropriately reflect fair value.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2014, the Adviser Shares incurred redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $6,000, which represents 1.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and passive foreign investment corporation adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment loss and increase accumulated net realized loss on investments by $47,570,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                              2014                      2013
                                           ------------------------------------
Ordinary income*                           $2,100,000               $         -
Long-term realized capital gain                     -                29,460,000
                                           ----------               -----------
  Total distributions paid                 $2,100,000               $29,460,000
                                           ==========               ===========

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $  10,706,000
Accumulated capital and other losses                               (169,825,000)
Unrealized depreciation of investments                             (616,410,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2014, the Fund had no pre-enactment capital loss carryforwards and post-enactment net capital loss carryforwards of $169,825,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

 POST-ENACTMENT CAPITAL LOSS CARRYFORWARDS
--------------------------------------------
               TAX CHARACTER
--------------------------------------------
(NO EXPIRATION)                    BALANCE
---------------                 ------------
 Short-Term                     $ 20,244,000
 Long-Term                       149,581,000
                                ------------
    Total                       $169,825,000
                                ============

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $95,888,000 and $171,966,000, respectively.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $1,524,813,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $70,642,000 and $687,102,000, respectively, resulting in net unrealized depreciation of $616,460,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                                      YEAR ENDED                YEAR ENDED
                                                     MAY 31, 2014              MAY 31, 2013
----------------------------------------------------------------------------------------------
                                                SHARES       AMOUNT        SHARES      AMOUNT
                                               -----------------------------------------------
FUND SHARES:
Shares sold                                     12,667     $ 189,371       12,697    $ 298,551
Shares issued from reinvested
  dividends                                         83         1,059          823       21,867
Shares redeemed                                (12,862)     (188,565)     (24,244)    (644,417)
                                               -----------------------------------------------
Net increase (decrease) from
  capital share transactions                      (112)    $   1,865      (10,724)   $(323,999)
                                               ===============================================
INSTITUTIONAL SHARES:
Shares sold                                      5,640     $  83,153       15,841    $ 427,830
Shares issued from reinvested
  dividends                                         77           988          245        6,531
Shares redeemed                                (11,707)     (181,900)      (2,767)     (70,440)
                                               -----------------------------------------------
Net increase (decrease) from
  capital share transactions                    (5,990)    $ (97,759)      13,319    $ 363,921
                                               ===============================================
ADVISER SHARES:
Shares sold                                        730     $  10,988          339    $   8,352
Shares issued from reinvested
  dividends                                          -*            -*           7          194
Shares redeemed**                                 (275)       (4,094)        (143)      (3,384)
                                               -----------------------------------------------
Net increase from capital
  share transactions                               455     $   6,894          203    $   5,162
                                               ===============================================

 *Represents less than 500 shares or $500.

**Net of redemption fees.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2014, there are no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Precious Metals Equity Funds Index over the performance period. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds in the Lipper Precious Metals Equity Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)            AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------
+/- 1.00% to 4.00%              +/- 0.04%
+/- 4.01% to 7.00%              +/- 0.05%
+/- 7.01% and greater           +/- 0.06%

 (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $6,939,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(646,000), $(66,000), and $(4,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.08%), (0.03%), and (0.03%), respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,143,000, $245,000, and $20,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager.
    For the year ended May 31, 2014, the Fund reimbursed the Manager
    $28,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 1.45% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2014, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,688,000, $245,000, and $3,000, respectively. For the year ended May 31, 2014, the Fund Shares recorded a receivable from SAS of less than $500 for adjustments related to corrections of shareholder accounts.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $33,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2014, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                       0.1
USAA Cornerstone Equity Fund                                             0.3
USAA Target Retirement Income Fund                                       0.2
USAA Target Retirement 2020 Fund                                         0.6
USAA Target Retirement 2030 Fund                                         1.3
USAA Target Retirement 2040 Fund                                         1.8
USAA Target Retirement 2050 Fund                                         1.1
USAA Target Retirement 2060 Fund                                         0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2014, USAA and its affiliates owned 130,000 shares which represents 11.6% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                               -------------------------------------------------------------------
                                   2014          2013           2012           2011           2010
                               -------------------------------------------------------------------
Net asset value at
  beginning of period          $  16.69      $  25.80     $    40.55     $    36.87     $    29.49
                               -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss(a)           (.02)         (.00)(b)       (.07)          (.23)          (.24)
  Net realized and
    unrealized gain (loss)(a)     (2.53)        (8.67)        (10.76)          8.52(c)        8.15
                               -------------------------------------------------------------------
Total from investment
  operations(a)                   (2.55)        (8.67)        (10.83)          8.29           7.91
                               -------------------------------------------------------------------
Less distributions from:
  Net investment income            (.02)            -           (.08)          (.67)          (.53)
  Realized capital gains              -          (.44)         (3.84)         (3.94)             -
                               -------------------------------------------------------------------
Total distributions                (.02)         (.44)         (3.92)         (4.61)          (.53)
                               -------------------------------------------------------------------
Net asset value at end
  of period                    $  14.12      $  16.69     $    25.80     $    40.55     $    36.87
                               ===================================================================
Total return (%)*                (15.26)       (34.23)        (29.04)         21.99(c)       27.03(d)
Net assets at end
  of period (000)              $710,487      $841,841     $1,577,939     $2,246,060     $1,767,212
Ratios to average
  net assets:**
  Expenses (%)(e)                  1.24          1.18           1.17           1.15           1.20(d)
  Net investment loss (%)          (.13)         (.01)          (.21)          (.56)          (.75)
Portfolio turnover (%)               10            15             20             24             23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $762,093,000.
(a) Calculated using average shares. For the year ended May 31, 2014, average shares were 50,535,000.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2011, the Manager reimbursed the Fund
    Shares $12,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(d) During the year ended May 31, 2010, SAS reimbursed the Fund Shares
    $188,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund
    Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(e) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                                 ---------------------------------------------------------------
                                     2014          2013          2012          2011         2010
                                 ---------------------------------------------------------------
Net asset value at
  beginning of period            $  16.77      $  25.87      $  40.67       $ 36.95      $ 29.54
                                 ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)                  .02           .06           .02          (.11)        (.13)
  Net realized and
    unrealized gain (loss)(a)       (2.56)        (8.72)       (10.81)         8.53(b)      8.16
                                 ---------------------------------------------------------------
Total from investment
  operations(a)                     (2.54)        (8.66)       (10.79)         8.42         8.03
                                 ---------------------------------------------------------------
Less distributions from:
  Net investment income              (.06)            -          (.17)         (.76)        (.62)
  Realized capital gains                -          (.44)        (3.84)        (3.94)           -
                                 ---------------------------------------------------------------
Total distributions                  (.06)         (.44)        (4.01)        (4.70)        (.62)
                                 ---------------------------------------------------------------
Net asset value at end
  of period                      $  14.17      $  16.77      $  25.87       $ 40.67      $ 36.95
                                 ===============================================================
Total return (%)*                  (15.11)       (34.10)       (28.89)        22.32(b)     27.43
Net assets at end
  of period (000)                $183,768      $317,818      $145,782       $64,034      $40,197
Ratios to average
  net assets:**
  Expenses (%)(c)                    1.00           .99           .97           .89          .90
  Expenses, excluding
    reimbursements (%)(c)            1.00           .99           .97           .89(d)       .90(d)
  Net investment
    income (loss) (%)                 .11           .27           .05          (.28)        (.42)
Portfolio turnover (%)                 10            15            20            24           23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $244,947,000.
(a) Calculated using average shares. For the year ended May 31, 2014, average shares were 16,101,000.
(b) During the year ended May 31, 2011, the Manager reimbursed the Institutional Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional Shares' average net assets.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                   PERIOD ENDED
                                                   YEAR ENDED MAY 31,                  MAY 31,
                                              -------------------------------------------------
                                                 2014          2013         2012        2011***
                                              -------------------------------------------------
Net asset value at beginning of period        $ 16.57       $ 25.68      $ 40.48      $36.47
                                              ----------------------------------------------
Income (loss) from investment operations:
  Net investment loss(a)                         (.05)         (.06)        (.13)       (.27)
  Net realized and unrealized gain (loss)(a)    (2.51)        (8.61)      (10.78)       8.85(b)
                                              ----------------------------------------------
Total from investment operations(a)             (2.56)        (8.67)      (10.91)       8.58
                                              ----------------------------------------------
Less distributions from:
  Net investment income                          (.00)(c)         -         (.06)       (.63)
  Realized capital gains                            -          (.44)       (3.84)      (3.94)
                                              ----------------------------------------------
Total distributions                              (.00)(c)      (.44)       (3.90)      (4.57)
                                              ----------------------------------------------
  Redemption fees                                (.00)(c)      (.00)(c)      .01        (.00)(c)
                                              ----------------------------------------------
Net asset value at end of period              $ 14.01       $ 16.57      $ 25.68      $40.48
                                              ==============================================
Total return (%)*                              (15.45)       (34.39)      (29.26)      23.02(b)
Net assets at end of period (000)             $15,727       $11,052      $11,904      $6,384
Ratios to average net assets:**
  Expenses (%)(d)                                1.40          1.45         1.45        1.45(e)
  Expenses, excluding reimbursements (%)(d)      1.40          1.49         1.55        1.90(e)
  Net investment loss (%)                        (.31)         (.23)        (.39)       (.78)(e)
Portfolio turnover (%)                             10            15           20          24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $13,293,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the year ended May 31, 2014, average shares were 890,000.
(b) During the period ended May 31, 2011, the Manager reimbursed the Adviser Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                  BEGINNING               ENDING              DURING PERIOD*
                                ACCOUNT VALUE          ACCOUNT VALUE        DECEMBER 1, 2013 -
                              DECEMBER 1, 2013         MAY 31, 2014            MAY 31, 2014
                              ----------------------------------------------------------------
FUND SHARES
Actual                            $1,000.00              $1,038.40                 $6.30

Hypothetical
 (5% return before expenses)       1,000.00               1,018.75                  6.24

INSTITUTIONAL SHARES
Actual                             1,000.00               1,039.90                  4.98

Hypothetical
 (5% return before expenses)       1,000.00               1,020.04                  4.94

ADVISER SHARES
Actual                             1,000.00               1,037.80                  6.91

Hypothetical
 (5% return before expenses)       1,000.00               1,018.15                  6.84

* Expenses are equal to the annualized expense ratio of 1.24% for Fund Shares, 0.98% for Institutional Shares, and 1.36% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.84% for Fund Shares, 3.99% for Institutional Shares, and 3.78% for Adviser Shares for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2013. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's more recent performance. The Board also took into account the Fund's strong performance over the longer-term, including its top quartile performance over the ten-year period ended December 31, 2013.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
         (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722);
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA
(8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207217-0714

================================================================================

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   23407-0714                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:      07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      07/25/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.